Supplement dated June 8, 2009
to the Prospectus dated November 28, 2008

Green Century Balanced Fund

The following replaces the Trillium portfolio manager paragraph on page 23 of the Prospectus:

A team of three portfolio managers at Trillium has responsibility for day-to-day portfolio management of the Balanced Fund.  Eric Becker, CFA, is the lead portfolio manager and is responsible for the overall coordination and management of the Balanced Fund’s portfolio.  Prior to serving as the lead portfolio manager, he served as a backup portfolio manager of the Balanced Fund and provided additional equity analysis since November 28, 2005.  Mr. Becker has been with Trillium since 1993.  Stephanie Leighton, CFA, serves as a backup portfolio manager and provides additional equity analysis.  Ms. Leighton has been with Trillium since 1990.  She has over 20 years investment management experience including 15 years managing socially responsible institutional and individual portfolios.  Cheryl Smith, a CFA with a Ph.D. in Economics, also serves as a backup manager and provides fixed income analysis; she has served in this role since November 28, 2005.  Ms. Smith has been with Trillium since 1997.  The Statement of Additional Information contains additional information about Mr. Becker, Ms. Leighton and Ms. Smith, their compensation, other accounts they manage, and their ownership of shares of the Balanced Fund.

Green Century Equity Fund

Effective July 29, 2009, the name of the Domini 400 SocialSM Index will be changed to the FTSE KLD 400 Social Index (the “Index”).  KLD Research & Analytics, Inc. will continue to maintain the Index as it has since inception of the Index in May, 1990.  No other changes are expected to be made to the Index.

Supplement dated June 8, 2009 to the
 Statement of Additional Information dated November 28, 2008

Green Century Balanced Fund

The following replaces Trillium’s ownership information in the Investment Subadviser section on page 30 of the Statement of Additional Information:

Trillium, with principal offices located at 711 Atlantic Avenue, Boston, MA 02111, is an independent SEC-registered investment advisory firm devoted exclusively to environmentally and socially responsible investing.  An employee-owned company, Trillium has been in the business of providing investment advisory services since 1982.  Progressive Securities Corporation, c/o Wainwright Bank & Trust, 63 Franklin Street, Boston, MA 02110, owns approximately 36% of the equity of Trillium in the form of convertible preferred stock.

The following replaces the information regarding Trillium’s portfolio managers for the Balanced Fund in the Investment Subadviser section beginning on page 32 of the Statement of Additional Information:

Eric Becker, Cheryl Smith and Stephanie Leighton (together, the “Portfolio Managers”) are primarily responsible for the day-to-day investment management of the Balanced Fund.  The following information regarding the Portfolio Managers, the other accounts that they manage, their compensation and potential conflicts of interest has been provided by Trillium.

The lead Portfolio Manager responsible for the management of the Balanced Fund, Eric Becker, has 15 years experience managing environmentally and socially responsible portfolios.  He previously served as the backup portfolio manager of the Balanced Fund and the portfolio management team member primarily responsible for developing the buy list of equity securities for the Balanced Fund’s portfolio.  He is a Vice President at Trillium and a CFA Charterholder.

Cheryl Smith, the portfolio management team member primarily responsible for developing and implementing the Balanced Fund’s fixed income strategy, leads Trillium’s fixed income investment process.  Ms. Smith currently serves as Trillium’s acting President.  She is a CFA Charterholder, holds a Ph.D. in Economics and has 21 years of investment experience in socially and environmentally responsible portfolio management, including experience managing one fixed income and two equity mutual funds.

Stephanie Leighton, the portfolio management team member primarily responsible for developing the buy list of equity securities for the Balanced Fund’s portfolio, currently serves as Director of Equity Research at Trillium.  She has over 20 years of investment experience including 15 years managing socially responsible institutional and individual portfolios.  She is a CFA Charterholder and holds an MBA from Northeastern University.

Information Concerning Accounts Managed by the Portfolio Managers – As of May 31, 2009, Mr. Becker and Mses. Smith and Leighton did not act as portfolio managers for any other investment company or for any other pooled investment vehicle.  As of May 31, 2009, Mr. Becker and Mses. Smith and Leighton also acted as portfolio managers for 373 other accounts with assets totaling $323.4 million.  Of these 373 accounts, Mr. Becker managed 129, with assets totaling $88.1 million; Ms. Smith managed 130, with assets totaling $120.4 million, and Ms. Leighton managed 114, with assets totaling $114.9 million.  None of the accounts pay a performance based advisory fee.

Information Concerning Compensation of Portfolio Managers – The compensation of Mr. Becker and Mses. Smith and Leighton is comprised of a fixed base salary, participation in a firm-wide bonus pool based on operating earnings, and participation in a discretionary investment professional bonus determined by the management of Trillium.  Factors influencing the discretionary bonus include work contribution, consistency of investment performance with overall firm investment disciplines, client retention, idea generation, and overall performance of Trillium.  Management’s assessment of performance is not tied to the performance of specific accounts.  Salary and bonus are paid in cash.  Trillium employees with greater than five years as of 2007 have been issued options on Trillium shares; Mr. Becker and Mses. Smith and Leighton have received such options.

Portfolio Manager Ownership in the Fund – As of May 31, 2009, Mr. Becker owned between $10,001 and $50,000, Ms. Smith owned between $1 and $10,000 and Ms. Leighton owned between $10,001 and $50,000 of equity securities in the Balanced Fund.

Green Century Equity Fund

Effective July 29, 2009, the name of the Domini 400 SocialSM Index will be changed to the FTSE KLD 400 Social Index (the Index).  KLD Research & Analytics, Inc. will continue to maintain the Index as it has since the inception of the Index in May, 1990.  Other than the renaming, no other changes are expected to be made to the Index.